                                                                   Exhibit 10.53

                             MEADE INSTRUMENTS CORP.

                       NONQUALIFIED STOCK OPTION AGREEMENT

            THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") dated as of the 12th day of April, 2000 by and between Meade Instruments Corp., a Delaware corporation (the "COMPANY"), and Rolf Bresser (the "OPTIONEE").

                                 R E C I T A L S

            WHEREAS, the Company has granted to the Optionee, effective as of the 12th day of April, 2000 (the "GRANT DATE"), a nonqualified stock option to purchase all or any part of 130,000 shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), subject to and upon the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. GRANT OF OPTION. This Agreement evidences the Company's grant to the Optionee of the right and option to purchase, subject to and on the terms and conditions set forth herein, all or any part of 130,000 shares of the Company's Common Stock (the "SHARES") at the price of $56.50 per Share (the "OPTION"), exercisable from time to time, subject to the provisions of this Agreement, prior to the close of business on the day before the tenth anniversary of the Grant Date (the "EXPIRATION DATE"), unless earlier terminated pursuant to Section 9. Such price equals the fair market value of the Common Stock as of the Grant Date.

2. EXERCISABILITY OF OPTION. The Option shall first become and remain exercisable as to 1/4 of the shares on the first anniversary of the Grant Date and as to an additional 1/36 of the shares on and after the last day of each succeeding calendar month until all remaining Options have become exercisable. If the Optionee does not in any year purchase all or any part of the Shares to which the Optionee is entitled, the Optionee has the right cumulatively thereafter to purchase any Shares not so purchased and such right shall continue until the Option terminates or expires. The Option shall only be exercisable in respect of whole Shares, and fractional Share interests shall be disregarded. The Option may only be exercised as to at least one-hundred (100) Shares unless the number purchased is the total number at the time available for purchase under the Option.

3. METHOD OF EXERCISE OF OPTION. The Option shall be exercisable by the delivery to the Secretary of the Company of a written notice stating the number of Shares to be purchased pursuant to the Option and accompanied by (i) delivery of an executed EXERCISE AGREEMENT in the form attached hereto as EXHIBIT A, (ii) payment of the full purchase price of the Shares to be purchased, and (iii) payment in full of any tax withholding obligation under federal, state or local law. Payment shall be made in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) if authorized by the Board of Directors (the "BOARD"), by a promissory note of the Optionee upon the terms and conditions approved by the Board; (iv) by notice and third party payment in such manner as may be authorized by the Board; or (v) by the delivery of shares of Common Stock of the Company already owned by the Optionee, provided, however, that the Board may in its absolute discretion limit the Optionee's ability to exercise the Option by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Optionee at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of the Option shall be valued at their fair market value on the date of exercise.

4.    TAX WITHHOLDING.

      4.1. CASH OR SHARES. Upon any exercise of the Option, the Company shall have the right at its option to (i) require the Optionee (or personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to the Option or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock, the Board may in its sole discretion grant to the Optionee the right to elect, pursuant to such rules and subject to such conditions as the Board may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then fair market value to satisfy such withholding obligation.

      4.2. TAX LOANS. The Company may, in its discretion and to the extent permitted by law, authorize a loan to the Optionee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.1. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

5. OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS. The Board from time to time may authorize, generally or in specific cases only, for the benefit of the Optionee any adjustment in the number of shares subject to, the restrictions upon or the term, exercise or purchase price or vesting schedule of the Option by cancellation of the Option and a subsequent regranting of the Option, by amendment, by substitution of the Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

6. RESTRICTIONS ON SHARES. The Certificate of Incorporation and Bylaws of the Company, as either of them may be amended from time to time, may provide for restrictions with respect to the Common Stock. To the extent that these restrictions and limitations are greater than those set forth in this Agreement, such restrictions and limitations shall apply to any securities acquired upon exercise of the Option and are incorporated herein by this reference.

7.    NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

      7.1. LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 7 or by applicable law (i) the Option is non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; the Option shall be exercised only by the Optionee; and (ii) amounts payable or shares issuable pursuant to the Option shall be delivered only to (or for the account of) the Optionee.

      7.2. EXCEPTIONS. The Board may permit the Option to be exercised by and paid only to certain persons or entities related to the Optionee, including but not limited to members of the Optionee's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Optionee's family and/or charitable institutions, or to such other persons or entities as may be approved by the Board, pursuant to such conditions and procedures as the Board may establish. Any permitted transfer shall be subject to the condition that the Board receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

      7.3. FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in this Section 7 shall not apply to:

            (i)   transfers to the Company,

            (ii) the designation of a beneficiary to receive benefits in the event of the Optionee's death or, if the Optionee has died, transfers to or exercise by the Optionee's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

            (iii) transfers pursuant to a qualified domestic relations order if approved or ratified by the Board,

            (iv) if the Optionee has suffered a disability, permitted transfers or exercises on behalf of the Optionee by his or her legal representative, or

            (v) the authorization by the Board of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of the Option consistent with applicable laws and the express authorization of the Board.

8. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right to continue in the employ or other service of the Company or any of its subsidiaries, nor constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change the Optionee's compensation or other benefits or to terminate the employment of the Optionee, with or without cause; provided, however, that nothing contained in this Agreement shall adversely affect any independent contractual right of the Optionee without his or her consent thereto.

9.    ADJUSTMENT AND TERMINATION UPON CERTAIN EVENTS.

      9.1. ADJUSTMENTS. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or there shall occur any similar, unusual or extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety, then the Board shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of the Option, (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to the Option, (c) the grant, purchase, or exercise price of the Option, (d) the securities, cash or other property deliverable upon exercise of the Option, or (e) the performance standards appropriate to the Option, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of the Option or the cash, securities or property deliverable to the Optionee based upon the distribution or consideration payable to holders of the Common Stock of the Company upon or in respect of such event. In any of such events, the Board may take such action sufficiently prior to such event if necessary to permit the Optionee to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

      9.2. ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless the Board determines, prior to the occurrence of any of the following (each of which shall be hereafter referred to as a "Change in Control Event"):

            (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

            (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Company);

            (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity which is not a subsidiary or other affiliate;

            (iv) Any `person' (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time (the "EXCHANGE ACT") but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

            (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), that, upon the occurrence of a Change in Control Event, there shall be no acceleration of benefits under the Option or determines that only certain or limited benefits under the Option shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event the Option shall become immediately exercisable. The Board may override the limitations on acceleration in this Section 9.2 and may accord the Optionee a right to refuse any acceleration, in such circumstances as the Board may approve. Any acceleration of the Option shall comply with applicable regulatory requirements, including, without limitation, Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE").

      9.3. POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If the Option has been fully accelerated as permitted by Section 9.2 but is not exercised prior to (i) a dissolution of the Company, or (ii) an event described in Section 9.2 that the Company does not survive, or (iii) the consummation of an event described in
      Section 9.2 that results in a change of control approved by the Board, the Option shall thereupon terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, exchange or other settlement of the Option.

      9.4. EFFECT OF TERMINATION OF EMPLOYMENT.

            (a) Resignation or Dismissal. If the Optionee's employment by the Company or any of its subsidiaries terminates for any reason (the date of such termination being referred to as the "SEVERANCE DATE") other than retirement, a "permanent and total disability" within the meaning of
      Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Board by rule may include ("TOTAL DISABILITY") or death, or "for cause" (as determined in the discretion of the Board), the Optionee shall have, subject to earlier termination pursuant to or as contemplated by Section 1 or 9.2 hereof, three months after the Severance Date to exercise the Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination "for cause", the Option shall terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, shall terminate.

            (b) Death or Disability. If the Optionee's employment by the Company or any of its subsidiaries terminates as a result of Total Disability or death, the Optionee, the Optionee's personal representative or his or her beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1 or 9.2 hereof, until 12 months after the Severance Date to exercise the Option to the extent it shall have become exercisable by the Severance Date. The Option to the extent not exercisable on the Severance Date shall terminate.

            (c) Retirement. If the Optionee's employment by the Company or any of its subsidiaries terminates as a result of retirement with the consent of the Company or from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65, the Optionee, the Optionee's personal representative or his or her beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1 or 9.2 hereof, until 12 months after the Severance Date to exercise the Option to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.

            (d) Board Discretion. Notwithstanding the foregoing provisions of this Section 9.4, in the event, or in anticipation, of a termination of employment with the Company or any of its subsidiaries for any reason, other than discharge for cause, the Board may, in its discretion, increase the portion of the Option available to the Optionee, or the Optionee's beneficiary or personal representative, as the case may be, or, subject to the provisions of Section 1 hereof, extend the exercisability period upon such terms as the Board shall determine and expressly set forth in or by amendment to this Agreement.

      9.5. EFFECT OF CHANGE OF SUBSIDIARY STATUS. If an entity ceases to be a subsidiary of the Company a termination of employment and service shall be deemed to have occurred with respect to each employee of such subsidiary who does not continue as an employee of another entity within the Company.

10. SHARES TO BE RESERVED. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

11. ASSIGNMENT. This Agreement cannot be directly or indirectly assigned or transferred by the Optionee in whole or in part without the prior written consent of the Company.

12. NOTICES. Any notices, demands or requests of any kind whatsoever hereunder shall be given in writing and sent to the addresses set forth below or to such other address as either party may from time to time in writing designate. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 12 and a verification of receipt is received, (ii) if given by mail, three days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

13. WAIVER. The parties reserve the right to waive by mutual written consent for a specific period and under specific conditions any provision of this Agreement, provided that such waiver shall be limited to the period and conditions specified by mutual written consent and shall in no way constitute a general waiver, or be considered as evidence of any given interpretation of any provision so waived.

14. GOVERNING LAW. This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of law doctrines. All actions or proceedings under or relating to this Agreement will be resolved in a state or federal court located in Orange County, California; provided, however, that in the Company's discretion, such an action may be heard in some other place designated by it if necessary to acquire jurisdiction over third persons so that the dispute can be resolved in one action. Each party hereby (i) agrees to submit to the jurisdiction of the federal and state courts located in Orange County, California, (ii) agrees to appear in any such action, (iii) consents to the jurisdiction of such courts and (iv) waives any objections it might have as to venue in any such court. Service of process may be made in any action, suit or proceeding by mailing or delivering a copy of such process to a party at its address and in the manner set forth in Section 12 hereof.

15. TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this Agreement.

16. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

17. ENTIRE AGREEMENT. The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms. The parties further agree that this Agreement and any modifications made pursuant to it constitute the complete and exclusive written expression of the terms of the agreement between the parties, and supercede all prior or contemporaneous proposals, oral or written, understandings, representations, conditions, warranties, covenants, and all other communications between the parties relating to the subject matter of this Agreement. The parties further agree that this Agreement may not in any way be explained or supplemented by a prior or existing course of dealings between the parties, by any usage of trade or custom, or by any prior performance between the parties pursuant to this Agreement or otherwise.

18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

19. ATTORNEY'S FEES. In the event that any action or proceeding is brought in connection with this Agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney's fees.

20. COMPLIANCE WITH LAWS. Notwithstanding anything else contained herein to the contrary, this Agreement, the granting and vesting of the Option and the offer, issuance and delivery of Shares under this Agreement are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered in respect of this Agreement will be subject to such restrictions, and to any restrictions the Company may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand.

                              MEADE INSTRUMENTS CORP.,
                             a Delaware corporation

                              By: /s/ Mark Peterson
                                  ----------------------------------------------
                              Name:  Mark Peterson
                                    --------------------------------------------
                              Its:  Vice President and General Counsel
                                  ----------------------------------------------
                              6001 Oak Canyon
                              Irvine, CA 92618
                              Telephone: 949-451-1450
                              Facsimile: 949-451-1460


                              OPTIONEE

                              /s/ Rudolf Bresser
                              --------------------------------------------------
                              Signature

                              Rudolf Bresser
                              --------------------------------------------------
                              Print Name

                              --------------------------------------------------
                              Address

                              --------------------------------------------------

                              --------------------------------------------------
                              Telephone

                              --------------------------------------------------
                              Facsimile

                                CONSENT OF SPOUSE

      In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Meade Instruments Corp., I, Gabrielle Bresser, the spouse of the Optionee herein named, do hereby agree to be bound by all of the terms and provisions thereof.

    DATED:  4/12/00                       /s/ Gabrielle Bresser
           -------------------            ------------------------------------
                                          Signature of Spouse

                                                                       EXHIBIT A

                              MEADE INSTRUMENTS CORP.

                                 EXERCISE AGREEMENT

                THIS EXERCISE AGREEMENT (this "AGREEMENT") dated as of the ____ day of ______________, _____, by and between Meade Instruments Corp., a Delaware corporation (the "COMPANY"), and __________ (the "PURCHASER").


                                  R E C I T A L S

                WHEREAS, the Company has granted to the Purchaser a nonqualified stock option (the "OPTION") to purchase all or any part of a designated amount of authorized but unissued shares of common stock of the Company and, in connection therewith, the Company and the Purchaser entered into that certain Nonqualified Stock Option Agreement dated as of the 12th of April, 2000 (the "OPTION AGREEMENT") of which this Agreement is a part and into which this Agreement is incorporated;

                WHEREAS, the Purchaser desires to exercise the Option and purchase from the Company and the Company wishes to issue and sell to the Purchaser _______ shares of its common stock, par value $0.01 per share (the "COMMON STOCK"), to be sold at a price of $_____ per share, in accordance with and subject to the terms and conditions set forth in this Agreement.

                NOW, THEREFORE, in consideration of the above premises and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. PURCHASE AND SALE OF COMMON STOCK. The Company shall deliver to the Purchaser a stock certificate representing the shares of Common Stock against delivery to the Company by the Purchaser of the purchase price in the sum of $____________ (which represents the product of the $_____ price per share and the number of shares, the "PURCHASE PRICE").

    2. RESTRICTIONS ON SHARES. The shares of Common Stock acquired pursuant to Section 1 hereof are subject to, and the Purchaser agrees to be bound by, the provisions of Sections 6, 7 and 20 of the Option Agreement, incorporated herein by this reference.

    3. MISCELLANEOUS. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of California. This Agreement and the Option Agreement together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement may be amended by mutual agreement of the parties. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.


      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                              MEADE INSTRUMENTS CORP.,

                             a Delaware corporation

                              By:
                                 -----------------------------------------------

                              Its:
                                  ----------------------------------------------


                              PURCHASER


                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Print Name


                              --------------------------------------------------
                              Address

                              --------------------------------------------------

                                 CONSENT OF SPOUSE

                In consideration of the execution of the foregoing Exercise Agreement by Meade Instruments Corp., I, ___________________________, the spouse of the Purchaser herein named, do hereby agree to be bound by all of the terms and provisions thereof.

    DATED: ___________________            ____________________________________

                                          Signature of Spouse